UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO

In Re. Shift Technologies, Inc.	§	Case No. 23-30687
	§	
	§	Lead Case No. 23-30687
Debtor(s)	§	
		☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 05/31/2024

Petition Date: 10/09/2023

Months Pending: 8

Industry Classification: 4 4 1 1

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☐ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Thomas B. Rupp	Thomas B. Rupp
Signature of Responsible Party	Printed Name of Responsible Party
06/21/2024	Keller Benvenutti Kim LLP 425 Market Street, 26th Floor San Francisco, CA 94105
Date	Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$2,050,446	
b.	Total receipts (net of transfers between accounts)	$99,447	$7,991,316
c.	Total disbursements (net of transfers between accounts)	$527,217	$6,383,439
d.	Cash balance end of month (a+b-c)	$1,622,676	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$527,217	$6,383,439

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
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	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		**Current Month**	**Cumulative**
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ○ No ●
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ○ No ●
c.	Were any payments made to or on behalf of insiders?		Yes ○ No ●
d.	Are you current on postpetition tax return filings?		Yes ● No ○
e.	Are you current on postpetition estimated tax payments?		Yes ● No ○
f.	Were all trust fund taxes remitted on a current basis?		Yes ● No ○
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ○ No ●
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ○ No ○ N/A ●
i.	Do you have:	Worker's compensation insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
		Casualty/property insurance?	Yes ○ No ●
		If yes, are your premiums current?	Yes ○ No ○ N/A ● (if no, see Instructions)
		General liability insurance?	Yes ○ No ●
		If yes, are your premiums current?	Yes ○ No ○ N/A ● (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ● No ○
k.	Has a disclosure statement been filed with the court?		Yes ● No ○
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ● No ○

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Ayman Moussa	Ayman Moussa
Signature of Responsible Party	Printed Name of Responsible Party
Chief Executive Officer	06/21/2024
Title	Date

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Bankruptcy1to50

Bankruptcy51to100

NonBankruptcy1to50

NonBankruptcy51to100

PageThree

PageFour

In re Shift Technologies, Inc., *et al.*

Lead Case No. 23-30687 (HLB)

Global Notes to Monthly Operating Reports

General Notes: October 9, 2023 (the "Petition Date"), Shift Technologies, Inc.; Shift Platform, Inc.; Shift Finance LLC; Shift Operations LLC; Shift Transportation LLC; Shift Insurance Services LLC; Shift Marketplace Holdings, LLC; Shift Marketplace, LLC; Fair Dealer Services, LLC; CarLotz, Inc., a Delaware Corporation; CarLotz Group, Inc.; CarLotz Nevada, LLC; CarLotz California, LLC; CarLotz, Inc., an Illinois Corporation; CarLotz Logistics, LLC; Orange Peel, LLC; and Orange Grove Fleet Solutions, LLC, as debtors and debtors in possession (collectively, the "Debtors") in the above-captioned chapter 11 cases (the "Chapter 11 Cases"), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Northern District of California (San Francisco Division) (the "Bankruptcy Court"). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors are providing the information and documents provided herewith (collectively, and for all Debtors, the "Monthly Operating Reports") in response to the *Uniform Periodic Reports in Cases Filed Under Chapter 11 of Title 11*, promulgated by the United States Trustee Program, and the *United States Trustee Chapter 11 Operating and Reporting Guidelines for Debtors in Possession* (Revised March 31, 2023). All information in these Monthly Operating Reports relates solely to the Debtors, and not to any non-Debtor affiliate. The following notes and statements and limitations should be referred to, and referenced in connection with, any review of the Monthly Operating Reports.

Basis of Presentation: The Debtors are submitting their Monthly Operating Reports solely for the purposes of complying with requirements applicable in these Chapter 11 Cases. The financial information included in the Monthly Operating Reports is unaudited and has not been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and does not include all of the information and footnotes required by U.S. GAAP. The Monthly Operating Reports are not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors. The financial information contained herein is presented per the Debtors' books and records without, among other things, all adjustments or reclassification that may be necessary or typical in accordance with U.S. GAAP. It is possible that not all assets, liabilities, income, or expenses have been recorded at the time of production. The financial information included in the Monthly Operating Reports has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework, and, upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The results of operations contained in the financial statements provided with these Monthly Operating Reports are not necessarily

indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the results of operations and financial position of the Debtors in the future.

Reservation of Rights: The Debtors reserve all rights to amend or supplement their Monthly Operating Reports in all respects, as may be necessary or appropriate. Nothing contained in these Monthly Operating Reports shall constitute a waiver of any of the Debtors' rights under any applicable law or an admission with respect to any issue in the Chapter 11 Case.

Bank Accounts: Prior to the Petition Date, the Debtors historically maintained bank accounts associated with specific legal entities, but utilized these accounts for general corporate purposes, without regard to legal entity. After the Petition Date, debtor-in-possession accounts in the name of Shift Technologies, Inc., were established with the Debtors' new banking partner, Axos Bank. These new accounts are being utilized for all of the Debtors. Additionally, the Debtors are in the process of closing pre-petition bank accounts, but this process is not complete as of the filing of these Monthly Operating Reports. As a result, receipts and disbursements have continued to occur with various Debtors based upon bank accounts held by those Debtors. For the purposes of book and record keeping, all of these activities are associated with the winddown of the Debtors' business through Shift Operations LLC or Orange Grove Fleet Solutions, LLC.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the Monthly Operating Reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached only to the Monthly Operating Report of Shift Technologies, Inc. Any documents, exhibits, or statements attached to the Monthly Operating Report of Shift Technologies, Inc. are incorporated by reference into the Monthly Operating Reports for all Debtors.

Payments Made on Prepetition Debt: On or about October 11 and 12, 2023, the Bankruptcy Court entered interim orders (the "Interim Orders") authorizing, but not directing, the Debtors to, among other things, pay certain prepetition claims relating to (a) employee wages, salaries, and other compensation and benefits; (b) insurance premiums; (c) taxes; and (d) the continued use of the Debtors' Cash Management System. Final orders granting such relief were entered on or about November 9, 2023 (the "Final Orders," and, collectively with the Interim Orders, the "First Day Orders"). Payments made on prepetition debt pursuant to the First Day Orders are not recorded in attachment MOR-5.

Payments to Insiders: All payments made by the Debtors to "Insiders," as such term is defined in 11 U.S.C. § 101(31), constituted the regular compensation owed to those individuals or reimbursements in the ordinary course of business as recorded in attachment MOR-5.

MOR-1

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Statement of Cash Receipts and Disbursements - (Unaudited)

Reporting Period: May 1 - May 31, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Receipts							
Customer Collections	$ 99,447	$ –	$ –	$ –	$ –	$ –	$ –
Interest Income	–	–	–	–	–	–	1,675
Total Receipts	**$ 99,447**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 1,675**
Disbursements							
DMV and Tax Payments	$ (115,535)	$ –	$ –	$ –	$ –	$ –	$ –
Payroll & Benefits	(234,257)	–	–	–	–	–	–
Insurance	–	–	–	–	–	–	–
Security	–	–	–	–	–	–	–
Inventory Payments	(133,117)	–	–	–	–	–	–
Expenses	(43,027)	–	–	–	–	–	–
Rent	–	–	–	–	–	–	–
Bank Charges	–	–	–	–	–	–	–
Employee Reimbursements	(1,281)	–	–	–	–	–	–
LOC Draw	–	–	–	–	–	–	–
Professional Fees	–	–	–	–	–	–	–
Total Disbursements	**$ (527,217)**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**
Intercompany							
Intercompany Transfers (receipts)	–	–	–	–	–	–	–
Intercompany Transfers (disbursements)	–	–	–	–	–	–	–
Intercompany Transfers (net)	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**
Net Cash Flow	**$ (427,770)**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 1,675**
Beginning Bank Cash	$ 3,810,964	$ 5,058,612	$ 123,467	–	$ –	–	$ 973,225
Net Cash Flow	(427,770)	–	–	–	–	–	1,675
Ending Bank Cash	**$ 3,383,193**	**$ 5,058,612**	**$ 123,467**	**$ –**	**$ –**	**$ –**	**$ 974,899**

MOR-2

In re: SHIFT TECHNOLOGIES, INC., et al. Lead Case No: 23-30687

Balance Sheet as of May 31, 2024 - (Unaudited) Reporting Period: May 1 - May 31, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Assets							
Current Assets							
Cash and Cash Equivalents	$ 3,383,193	$ 5,182,079	$ –	$ –	$ –	$ –	$ 13,522
Restricted Cash	–	–	–	–	–	–	961,377
Accounts Receivable, net	–	–	–	–	–	–	29,123
Elimination	(3,383,193)	(5,182,079)	–	(82,890)	–	–	8,648,163
Inventory	–	–	–	–	–	–	100,275
Prepaid Expenses and Other	–	–	–	114,836	–	–	1,588,155
Total Current Assets	$ –	$ –	$ –	$ 31,946	$ –	$ –	$ 11,340,615
Fixed Assets	–	–	–	–	–	–	–
Accumulated Depreciation	–	–	–	–	–	–	–
Other Assets	–	–	–	–	–	–	–
Total Assets	**$ –**	**$ –**	**$ –**	**$ 31,946**	**$ –**	**$ –**	**$ 11,340,615**
Liabilities & Equity							
Current Liabilities							
Accounts Payable	$ –	$ –	$ –	$ –	$ –	$ –	$ 1,267,145
Other Current Liabilities	–	–	–	–	–	–	193,318
Total Current Liabilities	$ –	$ –	$ –	$ –	$ –	$ –	$ 1,460,463
Liabilities Subject to Compromise	–	–	–	31,946	–	–	22,595,260
Long Term Liabilities	–	–	–	–	–	–	164,972,985
Equity	–	–	–	–	–	–	(177,688,094)
Total Liabilities & Equity	**$ –**	**$ –**	**$ –**	**$ 31,946**	**$ –**	**$ –**	**$ 11,340,615**

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Statement of Operations for the month of May 2024 - (Unaudited)

Reporting Period: May 1 - May 31, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Revenue							
Vehicle sales	$ –	$ –	$ –	$ –	$ –	$ –	$ –
F&I/Other	–	–	–	–	–	–	(33,008)
Total Revenue	–	–	–	–	–	–	**(33,008)**
Cost of Sales	–	–	–	–	–	–	126,939
Adjusted Gross Profit	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ (159,947)**
SG&A							
Payroll and benefits	–	–	–	–	–	–	132,103
Insurance	–	–	–	–	–	–	–
Real Estate (ex HQ)	–	–	–	–	–	–	–
Technology	–	–	–	–	–	–	77,661
Professional Services	–	–	–	–	–	–	14,168
Contractors	–	–	–	–	–	–	17,473
Finance	–	–	–	–	–	–	104,936
EBITDA Adjustments	–	–	–	–	–	–	151,607
Other Selling Expense	–	–	–	–	–	–	(528,811)
Facilities	–	–	–	–	–	–	6,332
Marketing Expense	–	–	–	–	–	–	3,774
Supplies	–	–	–	–	–	–	248
Doc Ops	–	–	–	–	–	–	(2,161)
People Ops	–	–	–	–	–	–	–
Travel	–	–	–	–	–	–	–
Legal	–	–	–	–	–	–	7,388
Bonus	–	–	–	–	–	–	–
Net Ordinary Income	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ (144,666)**
Interest Expense	–	–	–	–	–	–	–
Interest Income	–	–	–	–	–	–	1,847
Net Income (Loss)	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ (142,819)**

In re: SHIFT TECHNOLOGIES, INC., et al.

Accounts Receivable Aging

Lead Case No: 23-30687

Reporting Period: May 1 - May 31, 2024

Shift Operations LLC	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ 138,549	$ –	$ (109,392)	$ 29,156
F&I	–	–	–	–	–	–	266	(300)	–	(34)
Auction	–	–	–	–	–	–	9,200	–	(9,200)	–
Others	–	–	–	–	–	–	9,184	–	(9,184)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 157,199**	**$ (300)**	**$ (127,777)**	**$ 29,122**

Orange Grove Fleet Solutions, LLC	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
F&I	–	–	–	–	–	–	–	–	–	–
Auction	–	–	–	–	–	–	–	–	–	–
Others	–	–	–	–	–	–	239,094	–	(239,094)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 239,094**	**$ –**	**$ (239,094)**	**$ –**

Total	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ 138,549	$ –	$ (109,392)	$ 29,156
F&I	–	–	–	–	–	–	266	(300)	–	(34)
Auction	–	–	–	–	–	–	9,200	–	(9,200)	–
Others	–	–	–	–	–	–	248,278	–	(248,278)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 396,293**	**$ (300)**	**$ (366,871)**	**$ 29,122**

In re: SHIFT TECHNOLOGIES, INC., et al. Lead Case No: 23-30687

Disbursements by Entity Reporting Period: May 1 - May 31, 2024

Date	Check Number	Amount	Category	Vendor	Entity
5/1/2024	VV014	25.00	DMV and Tax	CAL11 California Department of Motor Vehicles	Shift Technologies, Inc.
5/1/2024	VV020	887.00	DMV and Tax	DMV06 CA DMV	Shift Technologies, Inc.
5/1/2024	VV029	1,147.99	DMV and Tax	65523 Collin County Tax Assessor Collector	Shift Technologies, Inc.
5/1/2024	VV050	2,724.29	DMV and Tax	COU03 County of Albemarle	Shift Technologies, Inc.
5/1/2024	VV052	16.09	DMV and Tax	INT10 Internal Revenue Service	Shift Technologies, Inc.
5/1/2024	VV116	58.00	DMV and Tax	DEA04 Dealertrack Registration & Titling Solutions Inc.	Shift Technologies, Inc.
5/1/2024	VV126	1,042.88	DMV and Tax	Giselle Medina	Shift Technologies, Inc.
5/1/2024	VV159	2,210.17	DMV and Tax	El Paso County Tax Assessor Collector	Shift Technologies, Inc.
5/3/2024		(4,967.27)	Payroll	Intuit	Shift Technologies, Inc.
5/3/2024		(257.08)	Payroll	Intuit	Shift Technologies, Inc.
5/6/2024		(22,220.26)	Payroll	Intuit	Shift Technologies, Inc.
5/8/2024		(1,633.00)	Expenses	Bill.com	Shift Technologies, Inc.
5/8/2024		(1,238.16)	Payroll	Intuit	Shift Technologies, Inc.
5/9/2024	172	(1,032.93)	Employee reimbursement	Ayman Moussa	Shift Technologies, Inc.
5/9/2024		(495.00)	Benefits	Wex Benefits	Shift Technologies, Inc.
5/10/2024		(12,463.37)	Payroll	Intuit	Shift Technologies, Inc.
5/10/2024		(8,743.39)	Payroll	Intuit	Shift Technologies, Inc.
5/10/2024		(7,603.05)	Payroll	Intuit	Shift Technologies, Inc.
5/10/2024		(5,720.69)	Payroll	Intuit	Shift Technologies, Inc.
5/10/2024		(3,932.36)	Payroll	Intuit	Shift Technologies, Inc.
5/10/2024		(3,630.07)	Payroll	Intuit	Shift Technologies, Inc.
5/10/2024		(3,422.36)	Payroll	Intuit	Shift Technologies, Inc.
5/10/2024		(2,617.12)	Payroll	Intuit	Shift Technologies, Inc.
5/10/2024		(2,546.93)	Payroll	Intuit	Shift Technologies, Inc.
5/10/2024		(200.00)	Payroll	Intuit	Shift Technologies, Inc.
5/14/2024		(83,422.94)	Benefits	Cigna	Shift Technologies, Inc.
5/15/2024		6,815.36	Benefits	Wex Benefits	Shift Technologies, Inc.
5/16/2024		(8,107.00)	Expenses	UST	Shift Technologies, Inc.
5/20/2024		(12,773.54)	Expenses	Farche Solutions	Shift Technologies, Inc.
5/20/2024		(5,000.00)	Expenses	McGriff Insurance Services	Shift Technologies, Inc.
5/20/2024	173	(2,240.17)	DMV and Tax	El Paso County Tax Assessor Collector	Shift Technologies, Inc.
5/20/2024		(275.00)	Expenses	Google LLC	Shift Technologies, Inc.
5/21/2024	174	(247.95)	Employee reimbursement	Kimberly Pelzner	Shift Technologies, Inc.
5/22/2024		(4,967.27)	Payroll	Intuit	Shift Technologies, Inc.
5/22/2024		(257.08)	Payroll	Intuit	Shift Technologies, Inc.
5/23/2024		(22,832.62)	Payroll	Intuit	Shift Technologies, Inc.
5/23/2024		0.32	Expenses	Bill.com	Shift Technologies, Inc.
5/24/2024		(133,117.00)	Inventory payment	Tesla	Shift Technologies, Inc.
5/24/2024		(13,069.39)	Payroll	Intuit	Shift Technologies, Inc.
5/24/2024		(8,822.44)	Payroll	Intuit	Shift Technologies, Inc.
5/24/2024		(7,603.04)	Payroll	Intuit	Shift Technologies, Inc.
5/24/2024		(5,720.67)	Payroll	Intuit	Shift Technologies, Inc.
5/24/2024		(3,932.37)	Payroll	Intuit	Shift Technologies, Inc.
5/24/2024		(3,630.07)	Payroll	Intuit	Shift Technologies, Inc.
5/24/2024		(3,422.34)	Payroll	Intuit	Shift Technologies, Inc.
5/24/2024		(2,546.95)	Payroll	Intuit	Shift Technologies, Inc.
5/24/2024		(200.00)	Payroll	Intuit	Shift Technologies, Inc.
5/24/2024		(0.32)	Expenses	Bill.com	Shift Technologies, Inc.
5/28/2024		(14,082.23)	Expenses	Amazon	Shift Technologies, Inc.
5/28/2024		(716.54)	Expenses	Jenner & Block	Shift Technologies, Inc.
5/28/2024		(6.24)	Payroll	Intuit	Shift Technologies, Inc.
5/29/2024		(162.50)	Expenses	Quickbooks	Shift Technologies, Inc.
5/29/2024		(86.76)	Payroll	Intuit	Shift Technologies, Inc.
5/30/2024		(252.50)	Expenses	Quickbooks	Shift Technologies, Inc.
5/31/2024	175	(121,406.00)	DMV and Tax	Delaware Secretary of State	Shift Technologies, Inc.
5/31/2024		(495.00)	Benefits	Wex Benefits	Shift Technologies, Inc.
5/31/2024	171	(25.00)	Expenses	Solano Superior Court	Shift Technologies, Inc.
		$ (527,216.87)			**Shift Technologies, Inc. Subtotal**
		$ (527,216.87)			**Grand Total**

axos BANK

PO BOX 911039
San Diego, CA 92191-1039

(888) 374-8267
axosfiduciaryservices.com

Date 5/31/24 Page 1
Primary Account xxxxxxxx2238

26556038

SHIFT TECHNOLOGIES, INC.
Debtor in Possession Case #23-30687,
Operating
290 DIVISION ST STE 400
SAN FRANCISCO CA 94103

Account Title: SHIFT TECHNOLOGIES, INC.
Debtor in Possession Case #23-30687,
Operating

Commercial Checking		Number of Enclosures	8
Account Number	xxxxxxxx2238	Statement Dates	5/01/24 thru 6/02/24
Previous Balance	3,034,148.50	Days in the statement period	33
5 Deposits/Credits	106,262.31	Avg Daily Ledger	2,826,078.76
50 Checks/Debits	553,204.67	Avg Daily Collected	2,826,078.76
Maintenance Fee	.00		
Interest Paid	.00		
Ending Balance	2,587,206.14		

Deposits and Other Credits

Date	Description	Amount
5/02	May 2024 ECC Holdings Inc CCD 021406661765604 Shift Technologies	620.13
5/15	DBI COBRA WEX COBRA CCD 091310528515947 Shift Technologies Inc	6,815.36
5/23	ACCTVERIFY Bill.com CCD 021000029177021 Shift Technologies Inc	.32
5/31	June 2024 ECC Holdings Inc CCD 021406662100884 Shift Technologies	300.11
5/31	ACH PAYMNT MANHEIM US CCD 091000014216129	98,526.39

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.

While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

axos BANK

Commercial Checking xxxxxxxx2238 (Continued)

Deposits and Other Credits

Date	Description	Amount
	SHIFT OPERATIONS LLC	

Checks and Withdrawals

Date	Description	Amount
5/02	TAX PAYROLL CCD 111000029271019 SHIFT OPERATIONS, LLC	257.08-
5/02	TAX PAYROLL CCD 111000029265164 SHIFT OPERATIONS, LLC	4,967.27-
5/03	USATAXPYMT IRS CCD 061036010027181 SHIFT OPERATIONS LLC	22,220.26-
5/07	TAX PAYROLL CCD 111000024895524 SHIFT OPERATIONS, LLC	1,238.16-
5/07	BILLING BILL.COM LLC CCD 021000028529490 Shift Technologies Inc	1,633.00-
5/09	Domestic Wire Transfer-DL WEX Health, Inc. 091310521 600066492 UNITED STATES Bell Bank Shift Technologies Inc (41820) 20240509MMQFMP9N000104 20240509GMQFMP01012395 05091036FT01	495.00-
5/09	PAYROLL INTUIT 28636615 CCD 111000027217577 SHIFT OPERATIONS, LLC	200.00-
5/09	PAYROLL INTUIT 28636615 CCD 111000027217581 SHIFT OPERATIONS, LLC	2,546.93-
5/09	PAYROLL INTUIT 28636615 CCD 111000027217575 SHIFT OPERATIONS, LLC	2,617.12-

axos BANK

Commercial Checking xxxxxxxx2238 (Continued)

Checks and Withdrawals

Date	Description	Amount
5/09	PAYROLL INTUIT 28636615 CCD 111000027217580 SHIFT OPERATIONS, LLC	3,422.36-
5/09	PAYROLL INTUIT 28636615 CCD 111000027217576 SHIFT OPERATIONS, LLC	3,630.07-
5/09	PAYROLL INTUIT 28636615 CCD 111000027217584 SHIFT OPERATIONS, LLC	3,932.36-
5/09	PAYROLL INTUIT 28636615 CCD 111000027217583 SHIFT OPERATIONS, LLC	5,720.69-
5/09	PAYROLL INTUIT 28636615 CCD 111000027217582 SHIFT OPERATIONS, LLC	7,603.05-
5/09	PAYROLL INTUIT 28636615 CCD 111000027217578 SHIFT OPERATIONS, LLC	8,743.39-
5/09	PAYROLL INTUIT 28636615 CCD 111000027217579 SHIFT OPERATIONS, LLC	12,463.37-
5/14	Domestic Wire Transfer-DL SHIFT PLATFORM, INC 021000089 31333078 UNITED STATES NEW YORK CITIBANK FDAL1100-211770 20240514MMQFMP9N000051 20240514B1Q8021R008815 05140800FT01	83,422.94-
5/15	PAYMENT QUARTERLY FEE CCD 041036042272450 SHIFT TECHNOLOGIES, IN	8,107.00-
5/20	Domestic Wire Transfer-DL Google LLC 121000248 4121100648 UNITED STATES WELLS FARGO BANK,	275.00-

Commercial Checking xxxxxxxx2238 (Continued)

Checks and Withdrawals

Date	Description	Amount
	20240520MMQFMP9N000478 20240520I1B7032R014878 05201455FT01	
5/20	Domestic Wire Transfer-DL McGriff Insurance Services, In 053101121 0005198272150 UNITED STATES TRUIST BANK 5263622 20240520MMQFMP9N000482 20240520E3QP021C008161 05201455FT01	5,000.00-
5/20	Domestic Wire Transfer-DL FARCHE SOLUTIONS, Inc. 084106768 9800200649 UNITED STATES EVOLVE BANK & TRUS FS0000081 FS0000082 20240520MMQFMP9N000480 20240520MMQFMPD1000828 05201455FT01	12,773.54-
5/21	TAX PAYROLL CCD 111000028106180 SHIFT OPERATIONS, LLC	257.08-
5/21	TAX PAYROLL CCD 111000028129655 SHIFT OPERATIONS, LLC	4,967.27-
5/22	USATAXPYMT IRS CCD 061036010039383 SHIFT OPERATIONS LLC	22,832.62-
5/23	ACCTVERIFY Bill.com CCD 021000029177023 Shift Technologies Inc	.32-
5/24	PAYROLL INTUIT 28755414 CCD 111000020001733 SHIFT OPERATIONS, LLC	200.00-
5/24	TAX PAYROLL CCD 111000025129363	6.24-

axos BANK

Date 5/31/24 Page 5
Primary Account xxxxxxxx2238

Commercial Checking xxxxxxxx2238 (Continued)

Checks and Withdrawals

Date	Description	Amount
	SHIFT OPERATIONS, LLC	
5/24	PAYROLL INTUIT 28755414 CCD 111000020001737 SHIFT OPERATIONS, LLC	2,546.95-
5/24	PAYROLL INTUIT 28755414 CCD 111000020001739 SHIFT OPERATIONS, LLC	3,422.34-
5/24	PAYROLL INTUIT 28755414 CCD 111000020001735 SHIFT OPERATIONS, LLC	3,630.07-
5/24	PAYROLL INTUIT 28755414 CCD 111000020001734 SHIFT OPERATIONS, LLC	3,932.37-
5/24	PAYROLL INTUIT 28755414 CCD 111000020001736 SHIFT OPERATIONS, LLC	5,720.67-
5/24	PAYROLL INTUIT 28755414 CCD 111000020001740 SHIFT OPERATIONS, LLC	7,603.04-
5/24	PAYROLL INTUIT 28755414 CCD 111000020001741 SHIFT OPERATIONS, LLC	8,822.44-
5/24	PAYROLL INTUIT 28755414 CCD 111000020001738 SHIFT OPERATIONS, LLC	13,069.39-
5/24	Domestic Wire Transfer-DL Tesla Motors Inc 121000248 4000118323 UNITED STATES WELLS FARGO BANK, 20240524MMQFMP9N000024 20240524I1B7031R004172 05240818FT01	133,117.00-
5/28	USATAXPYMT IRS CCD 061036010000948 SHIFT OPERATIONS LLC	86.76-
5/28	Domestic Wire Transfer-DL Jenner & Block Operating Accou	716.54-

axos BANK

Commercial Checking xxxxxxxx2238 (Continued)

Checks and Withdrawals

Date	Description	Amount
	271070801 800529352 UNITED STATES Citibank Inv 9699888 20240528MMQFMP9N000134 20240528B1Q8021R029842 05281058FT01	
5/28	QBooks Onl INTUIT * CCD 021000027075666 SHIFT TECHNOLOGIES, IN	162.50-
5/28	Domestic Wire Transfer-DL Amazon Web Services, Inc. 121000248 4121350227 UNITED STATES Wells Fargo NA 20240528MMQFMP9N000126 20240528I1B7033R009712 05281036FT01	14,082.23-
5/29	QBooks Onl INTUIT * CCD 021000023866030 SHIFT TECHNOLOGIES, IN	252.50-
5/31	Domestic Wire Transfer-DL Wex Health, Inc 091310521 600066492 3100 13th Ave S UNITED STATES BELL BANK 20240531MMQFMP9N001079 20240531GMQFMP01049191 05311609FT01	495.00-

Checks in Serial Number Order

Date	Check No	Amount	Date	Check No	Amount
5/02	161	1.75	5/31	171*	25.00
5/03	168*	10,014.95	5/09	172	1,032.93
5/07	169	1,044.00	5/20	173	2,240.17

*Indicates Skip in Check Number Sequence

Commercial Checking xxxxxxxx2238 (Continued)

Checks in Serial Number Order

Date	Check No	Amount	Date	Check No	Amount
5/21	174	247.95	5/31	175	121,406.00

*Indicates Skip in Check Number Sequence

DAILY BALANCE INFORMATION

Date	Balance	Date	Balance	Date	Balance
5/01	3,034,148.50	5/14	2,857,561.95	5/23	2,807,676.68
5/02	3,029,542.53	5/15	2,856,270.31	5/24	2,625,606.17
5/03	2,997,307.32	5/20	2,835,981.60	5/28	2,610,558.14
5/07	2,993,392.16	5/21	2,830,509.30	5/29	2,610,305.64
5/09	2,940,984.89	5/22	2,807,676.68	5/31	2,587,206.14

*** END OF STATEMENT ***

Shift Technologies, Inc.(Debtor-in-Possession 23-306
290 Division
4th Floor, Suite 400
San Francisco, CA 94103
VV161
Date 04/06/2024
PAY TO THE ORDER OF Pomona Police Department $ 1.75
One and 75/100 Dollars
Bofi Federal Bank
P2403-01232
Memo 3GCUKREC4JG218295 2018 Chevy Silverado
⑈000161⑈ ⑆122287251⑆ 890000122238⑈

Check 161 Amount $1.75 Date 5/2/2024

Shift Technologies, Inc.(Debtor-in-Possession 23-30687)
290 Division 4th Floor, Suite 400
San Francisco, CA 94103
10014.95 VV168
Date 04/16/2024
PAY TO THE ORDER OF Treasurer ****$10,014.95
Ten thousand fourteen and 95/100 Dollars
Bofi Federal Bank
Memo Orange Grove Acct # 32838 Property Tax
⑈0000000168⑈ ⑆122287251⑆ 890000122238⑈

Check 168 Amount $10,014.95 Date 5/3/2024

Shift Technologies, Inc.(Debtor-in-Possession 23-30687)
290 Division 4th Floor, Suite 400
San Francisco, CA 94103
VV169
Date 04/16/2024
PAY TO THE ORDER OF Dealertrack ****$1,044.00
One thousand forty-four and 00/100 Dollars
Bofi Federal Bank
Memo Inv# 96473617 CUST# 4029345
⑈0000000169⑈ ⑆122287251⑆ 890000122238⑈ ⑀0000104400⑀

Check 169 Amount $1,044.00 Date 5/7/2024

Shift Technologies, Inc.(Debtor-in-Possession 23-306
290 Division
4th Floor, Suite 400
San Francisco, CA 94103
VV171
Date 05/07/2024
PAY TO THE ORDER OF Solano Superior Court $ 25.00
Twenty-five and 00/100 Dollars
Bofi Federal Bank
Memo on Number LM22082
⑈000171⑈ ⑆122287251⑆ 890000122238⑈

Check 171 Amount $25.00 Date 5/31/2024

Shift Technologies, Inc.(Debtor-in-Possession 23-306
290 Division
4th Floor, Suite 400
San Francisco, CA 94103
VV172
Date 05/08/2024
PAY TO THE ORDER OF Ayman Moussa $ 1,032.93
One thousand thirty-two and 93/100 Dollars
Bofi Federal Bank
Memo Q1 adjustment refund medical deductions
⑈000172⑈ ⑆122287251⑆ 890000122238⑈

Check 172 Amount $1,032.93 Date 5/9/2024

Shift Technologies, Inc.(Debtor-in-Possession 23-306
290 Division
4th Floor, Suite 400
San Francisco, CA 94103
VV173
Date 05/10/2024
PAY TO THE ORDER OF El Paso County Tax Assessor Collector $ 2,240.17
Two thousand, two hundred forty and 17/100 Dollars
Bofi Federal Bank
Memo VIN W1K3G4EB9LJ202768 - Sales Tax and Registration
⑈000173⑈ ⑆122287251⑆ 890000122238⑈

Check 173 Amount $2,240.17 Date 5/20/2024

Shift Technologies, Inc.(Debtor-in-Possession 23-306
290 Division
4th Floor, Suite 400
San Francisco, CA 94103
VV174
Date 05/13/2024
PAY TO THE ORDER OF Kimberly Pelzner $ 247.95
Two hundred forty-seven and 95/100 Dollars
Bofi Federal Bank
Memo Shipping Reimbursements April
⑈000174⑈ ⑆122287251⑆ 890000122238⑈

Check 174 Amount $247.95 Date 5/21/2024

Shift Technologies, Inc.(Debtor-in-Possession 23-30687)
290 Division 4th Floor, Suite 400
San Francisco, CA 94103
VV175
Date 05/23/2024
PAY TO THE ORDER OF Delaware Secretary of State ****$121,406.00
One hundred twenty-one thousand, four hundred six and 00/100 Dollars
Bofi Federal Bank
Memo 2024 1st Est. Tax DE Filing No.006795779
⑈0000000175⑈ ⑆122287251⑆ 890000122238⑈ ⑀0012140600⑀

Check 175 Amount $121,406.00 Date 5/31/2024

axos BANK

PO BOX 911039
San Diego, CA 92191-1039

(888) 374-8267
axosfiduciaryservices.com

26882858

SHIFT OPERATIONS LLC
Debtor in Possession, Case #23-30690
290 DIVISION ST. STE. 400
SAN FRANCISCO CA 94103

Account Title: SHIFT OPERATIONS LLC
Debtor in Possession, Case #23-30690

Commercial Checking		Number of Enclosures	0
Account Number	xxxxxxxx3638	Statement Dates	5/17/24 thru 6/02/24
Previous Balance	.00 .00 .0	Days in the statement period	17
Deposits/Credits	0 .00 .00 .00	Avg Daily Ledger	.00
Checks/Debits		Avg Daily Collected	.00
Maintenance Fee			
Interest Paid			
Ending Balance			

DAILY BALANCE INFORMATION

Date	Balance
5/17	.00

*** END OF STATEMENT ***

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.
While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

AXOS BANK

PO BOX 911039
San Diego, CA 92191-1039

(888) 374-8267
axosfiduciaryservices.com

26556155

CARLOTZ, INC.
Debtor in Possession, Case #23-30697
290 DIVISION ST. STE. 400
SAN FRANCISCO CA 94103

Account Title: CARLOTZ, INC.
Debtor in Possession, Case #23-30697

Commercial Checking		Number of Enclosures	0
Account Number	xxxxxxxx6163	Statement Dates	5/01/24 thru 6/02/24
Previous Balance	5,058,612.42	Days in the statement period	33
Deposits/Credits	.00	Avg Daily Ledger	5,058,612.42
Checks/Debits	.00	Avg Daily Collected	5,058,612.42
Maintenance Fee	.00		
Interest Paid	.00		
Ending Balance	5,058,612.42		

DAILY BALANCE INFORMATION

Date	Balance
5/01	5,058,612.42

*** END OF STATEMENT ***

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.
While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

axos BANK

PO BOX 911039
San Diego, CA 92191-1039

(888) 374-8267
axosfiduciaryservices.com

26556156

CARLOTZ GROUP, INC.
Debtor in Possession, Case #23-30698
290 DIVISION ST. STE. 400
SAN FRANCISCO CA 94103

Account Title: CARLOTZ GROUP, INC.
Debtor in Possession, Case #23-30698

Commercial Checking		Number of Enclosures	0
Account Number	xxxxxxxx6171	Statement Dates	5/01/24 thru 6/02/24
Previous Balance	123,466.87	Days in the statement period	33
Deposits/Credits	.00	Avg Daily Ledger	123,466.87
Checks/Debits	.00	Avg Daily Collected	123,466.87
Maintenance Fee	.00		
Interest Paid	.00		
Ending Balance	123,466.87		

DAILY BALANCE INFORMATION

Date	Balance
5/01	123,466.87

*** END OF STATEMENT ***

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.

While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

PO BOX 911039
San Diego, CA 92191-1039

(888) 374-8267
axosfiduciaryservices.com

Date 5/31/24 Page 1
Primary Account xxxxxxxx2246

26556039

SHIFT TECHNOLOGIES, INC.
Debtor in Possession Case #23-30687,
Ally Collateral
290 DIVISION ST STE 400
SAN FRANCISCO CA 94103

Account Title: SHIFT TECHNOLOGIES, INC.
Debtor in Possession Case #23-30687,
Ally Collateral

Commercial Checking		Number of Enclosures	0
Account Number	xxxxxxxx2246	Statement Dates	5/01/24 thru 6/02/24
Previous Balance	800,000.00	Days in the statement period	33
Deposits/Credits	.00	Avg Daily Ledger	800,000.00
Checks/Debits	.00	Avg Daily Collected	800,000.00
Maintenance Fee	.00		
Interest Paid	.00		
Ending Balance	800,000.00		

DAILY BALANCE INFORMATION

Date	Balance
5/01	800,000.00

*** END OF STATEMENT ***

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.

While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

WELLS FARGO

SHIFT OPERATIONS LLC
DEBTOR IN POSSESSION
CH11 CASE #23-30687 (NCA)
290 DIVISION ST FL 4
SAN FRANCISCO CA 94103-4882

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

Commercial Money Market Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
xxxxxx6298	$959,702.75	$1,846.71	-$172.14	$961,377.32

Interest summary

Annual percentage yield earned this period	2.29%
Interest earned during this period	$1,846.71
Year to date interest and bonuses paid	$9,025.90

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/31	1,846.71	Interest Payment
		$1,846.71	**Total electronic deposits/bank credits**
		$1,846.71	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	05/13	172.14	Client Analysis Srvc Chrg 240510 Svc Chge 0424 000004128056298
		$172.14	**Total electronic debits/bank debits**
		$172.14	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
04/30	959,702.75	05/13	959,530.61	05/31	961,377.32

Average daily ledger balance **$959,656.81**

Reply directly from your inbox
In order to restore your account's ability to receive payouts, please check your email for next steps or reach out to our support team.

Reports

stripe

Shift sellers (acct_xxxxxxxxxxxx9Pco)
2525 16th st #316
San Francisco, CA, 94103, US

Balance Activity Payments fees

Changes to your Stripe balance from **May 1–May 31**, based on the **date of the balance change**. Useful to record how your Stripe balance changed.

Shift sellers

Balance summary — Platform

Shows starting and ending balance in your Stripe account. Starting balance is the sum of your available balance, pending balance, and Connect reserved balance. Changes to your balance come from activity (payments, refunds, transfers, etc.) and from payouts to your bank (aggregated here and broken out in detail in the reports below).

Starting balance — May 1 PDT	$11,345.37
Net balance change from activity	$0.00
Total payouts	$0.00

Ending balance — May 31 PDT	**$11,345.37**

Balance change from activity

Detailed breakdown of the **balance change from activity** line from the above **Balance Summary report**. Includes changes to your Stripe balance from activity (payments, refunds, transfers, etc.), excluding payouts, as well as itemized downloads.

Charges	Count	0	
	Gross amount		$0.00
Refunds	Count	0	
	Gross amount		$0.00
Balance change from activity		0	**$0.00**

Payouts

Detailed breakdown of the **total payouts** line from the above **Balance Summary** report. Includes changes to your Stripe balance, from payouts to your bank, as well as itemized downloads.

Payouts	Count	0	
	Gross amount		$0.00

Payouts paused until requirements met
Provide some additional required information to resume payouts.

View account status

Reports

stripe

Shift (acct_xxxxxxxxxxxUzYi)
2525 16th Street Unit 316 San
Francisco, CA, 94103, US

Balance Activity Payout reconciliation Payments fees

Changes to your Stripe balance from **May 1–May 31**, based on the **date of the balance change**. Useful to record how your Stripe balance changed.

Shift

Balance summary — Platform

Shows starting and ending balance in your Stripe account. Starting balance is the sum of your available balance, pending balance, and Connect reserved balance. Changes to your balance come from activity (payments, refunds, transfers, etc.) and from payouts to your bank (aggregated here and broken out in detail in the reports below).

Starting balance — May 1 UTC	-$8,321.06
Net balance change from activity	$0.00
Total payouts	$0.00
Ending balance — May 31 UTC	**-$8,321.06**

Balance change from activity

Detailed breakdown of the **balance change from activity** line from the above **Balance Summary report**. Includes changes to your Stripe balance from activity (payments, refunds, transfers, etc.), excluding payouts, as well as itemized downloads.

Charges	Count	0	
	Gross amount		$0.00
Refunds	Count	0	
	Gross amount		$0.00
Balance change from activity		0	**$0.00**

Payouts

Detailed breakdown of the **total payouts** line from the above **Balance Summary** report. Includes changes to your Stripe balance, from payouts to your bank, as well as itemized downloads.

Payouts	Count	0	
	Gross amount		$0.00

ChosenPayment report online							
BatchRefNum	Seq	Opened	Closed	Errors	Count	Amount	
120116646	15	10/6/2023 11:47	10/6/2023 20:05		1	$2,995.00	Not yet deposited
120052960	14	10/4/2023 20:54	10/5/2023 20:02		3	$724.40	Not yet deposited
120047062	13	10/4/2023 14:10	10/4/2023 19:54		4	$4,378.25	Not yet deposited
120016379	12	10/3/2023 20:23	10/3/2023 22:10		1	$2,000.00	Not yet deposited
120015383	11	10/3/2023 18:18	10/3/2023 20:05		1	$400.00	Not yet deposited
119978783	10	10/2/2023 18:33	10/2/2023 20:07		1	$2,000.00	X
119975129	9	10/2/2023 14:54	10/2/2023 17:36		2	$35,795.97	x
119919423	8	9/30/2023 20:22	10/1/2023 20:02		3	$11,000.00	X
119914786	7	9/30/2023 13:06	9/30/2023 20:03		5	$9,700.00	X
119889567	6	9/29/2023 13:10	9/29/2023 20:07		2	$6,050.00	X
119822404	5	9/27/2023 21:02	9/28/2023 20:07		3	$7,500.00	X
119784744	4	9/26/2023 19:38	9/26/2023 20:05		1	$1,000.00	X
119741032	3	9/25/2023 13:18	9/25/2023 20:02		3	$12,000.00	X
119709024	2	9/24/2023 14:35	9/24/2023 20:01		3	$4,400.00	X
119356830	1	9/13/2023 14:03	9/13/2023 20:05		1	$3,000.00	X
						$102,943.62	

Total of Not Yet Deposited	**$10,497.65**